Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	TFLIC Series Life Account, SEC File No. 811-08878 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AB Variable Products Series Fund, Inc.	811-05398

American Funds Insurance Series	811-03857

Fidelity Variable Insurance Products Fund	811-03329

Fidelity Variable Insurance Products Fund II	811-05511

Fidelity Variable Insurance Products Fund III	811-07205

Franklin Templeton Variable Insurance Products Trust	811-05583

ProFunds	811-08239

Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Financial Life Insurance Company